UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023

IMPACT BIOMEDICAL INC.

(Exact name of registrant as specified in its charter)

Nevada	333-253037	85-3926944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Broadfield Blvd., Suite 130 Houston, TX	77084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Exchange Agreement

Effective October 31, 2023, Impact BioMedical, Inc. (the “Company”), entered into a Share Exchange Agreement (the “Exchange Agreement”) with DSS BioHealth Security, Inc. (“DBH”), pursuant to which, DBH agreed to exchange 60,496,091 shares of the Company’s common stock for 60,496,091 shares of Series A Convertible Preferred Stock (the “Series A Stock”, and such transaction, the “Exchange”). The Exchange was consummated on October 31, 2023. At the time of the Exchange, DBH was the Company’s majority shareholder.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Series A Convertible Preferred Stock

The Series A Convertible Preferred Stock consists of 60,496,091 shares. The Series A Stock votes alongside the Company’s common stock on a one for one basis as converted, subject to any NYSE American rules or regulations. The Series A Stock is not entitled to any dividend rights. The holders of Series A Stock are entitled to convert their shares to common stock at their option at any time 75 days after issuance. Each share of Series A Stock is convertible for 1 share of common stock. In the event of the Company’s liquidation, dissolution or winding up, holders of the Series A Stock are entitled to be paid out of the Net Assets Available for Distribution.

The foregoing description of the Series A Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designation, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

To the extent required by this Item 3.03, the information contained in Item 1.01 and 8.01 is incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

To the extent required by this Item 5.03, the information contained in Item 1.01 and 8.01 is incorporated by reference.

Item 8.01 Other Events

On October 31, 2023, the Company effected a reverse stock split of its issued and outstanding common stock by a ratio of 1-for-55 (the “Reverse Split”). The Company did not effectuate a reverse split of its authorized capital stock and no amendment to the articles of incorporation or bylaws was made. The Company received approval from its majority stockholder and the Company’s Board of Directors to effectuate the Reverse Split.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series A Preferred Stock, dated October 31, 2023
10.1	Share Exchange Agreement between Impact BioMedical Inc. and DSS BioHealth Security, Inc., dated October 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

IMPACT BIOMEDICAL INC.

Date: November 6, 2023	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer